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                                                                    Exhibit 32.1

                             NORDSTROM CREDIT, INC.

                                13531 EAST CALEY

                           CENTENNIAL, COLORADO 80111

                        CERTIFICATION OF CHIEF EXECUTIVE
                   OFFICER REGARDING ANNUAL REPORT CONTAINING
                              FINANCIAL STATEMENTS

I, Kevin T. Knight, the President of Nordstrom Credit, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Annual Report on Form 10-K for the period ended January 31, 2004 (the "Report") filed with the Securities and Exchange Commission:

         - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ Kevin T. Knight
                                                        ------------------------
                                                        Kevin T. Knight
                                                        President
                                                        March 30, 2004

A signed original of this written statement required by Section 906 has been provided to Nordstrom Credit, Inc. and will be retained by Nordstrom Credit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.